Pricing Supplement No. 7                           Rule 424(b)(2)

Dated:  February 7, 1996                           Registration No. 33-61045

(To Prospectus dated September 1, 1995, and Prospectus Supplement dated
 September 13, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series G

                                  Fixed Rate Notes

            Interest payable each February 1 and August 1 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
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$200,000,000  $197,964,000   02/12/96  02/01/03    5.75%      UBS
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Other Terms:  CUSIP #66938FJM7
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